SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K

Current Report
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report: April 25, 2003
(Date of earliest event reported)

OWENS CORNING
(Exact name of Registrant as specified in its charter)

Delaware	1-3660	34-4323452
(State or Other Jurisdiction of	(Commission File Number)	(IRS Employer
Incorporation)		Identification No.)

One Owens Corning Parkway
Toledo, Ohio 43659
(Address of principal executive offices, including zip code)

Registrant’s telephone number, including area code: (419) 248-8000

Not Applicable
(Former name or former address, if changed since last report)

ITEM 7.       FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND
                      EXHIBITS

(c)     Exhibits.

Exhibit
Number            Description

  99                    Press release of Owens Corning, dated April 25, 2003

ITEM 9.       REGULATION FD DISCLOSURE

On April 25, 2003, Owens Corning issued the press release attached hereto as Exhibit 99 to report its financial results for the quarter ended March 31, 2003.

In accordance with the SEC Release No. 33-8216, the information included in this item is being furnished under Item 12, “Results of Operations and Financial Condition”, of Form 8-K.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, Owens Corning has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

OWENS CORNING

Date: April 25, 2003	By: /s/ Charles E. Dana
Name: Charles E. Dana
Title: Vice President –
Corporate Controller and
Global Sourcing

EXHIBIT INDEX

Exhibit
Number            Description

  99                    Press release of Owens Corning, Dated April 25, 2003